BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

04/14/2021 14:15:40 PM

Work Order Number: W2021041401380 - 1265257
Reference Number: 20211384874
Through Date: 04/14/2021 14:15:40 PM
Corporate Name: RINO INTERNATIONAL CORPORATION

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20080290146-62	Merge In - 04/28/2008	14
20070655690-70	Certificate Pursuant to NRS 78.209 - 09/26/2007	1
20070008834-02	Merge In - 01/05/2007	8
20060586300-70	Articles of Incorporation - 09/12/2006	2

Certified By: Electronically Certified
Certificate Number: B202104141593741
You may verify this certificate
online at http://www.nvsos.gov

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Nevada Secretary of State

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0677562006-3
[signature]	Filing Number 20080290146-62
Secretary of State	Filed On 04/28/2008
State Of Nevada	Number of Pages 14

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

China Rino, Inc.
Name of merging entity

Jurisdiction	Entity type *
State of Nevada	Corporation

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

Jade Mountain Corporation
Name of surviving entity

Jurisdiction	Entity type *
State of Nevada	Corporation

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

China Rino, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Jade Mountain Corporation
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

The Articles of Incorporation of the surviving corporation upon the Effective Date of the Merger shall be amended to read in its entirety as follows:

""1. Name of Corporation: RINO International Corporation"

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):** 5/9/08

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

China Kiwa, Inc.
Name of merging entity

X [signature] Chief Executive Officer
Signature Title Date 4/28/2008

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Jade Mountain Corporation
Name of surviving entity

X [signature] Chief Executive Officer
Signature Title Date 4/28/2008

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ACTION BY WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
OF
JADE MOUNTAIN CORPORATION, INC.

The undersigned, being all of the directors of Jade Mountain Corporation, a corporation organized and existing under the laws of the State of Nevada (the "Company"), pursuant to Section 78.315(2) of the Nevada Revised Statutes, does hereby adopt the following resolutions as and for the resolutions of the Board of Directors of the Company, to have the same force and effect as if adopted at a duly called and noticed meeting of said Board of Directors at which a quorum was present and in attendance and acting throughout.

WHEREAS, the Company desires to change its name to RINO International Corporation pursuant to Nevada Revised Statutes ("NRS") 92A.180 Section 1, 3, 4 and 5 to better reflect the Company's business and direction;

WHEREAS, China Rino, Inc. ("China Rino") is a newly set up company incorporated under the corporate laws of the State of Nevada and the Company owns 100% of its outstanding shares;

NOW THEREFORE, the undersigned, being all of the directors of the Company, do hereby approve and adopt the following resolutions:

RESOLVED, that the Company's wholly-owned subsidiary, China Rino, is and the same be merged with and into the Company and the Plan of Merger as attached hereto as Exhibit A and the Articles of Merger as attached hereto as Exhibit B are hereby approved, and that upon the effective date as designated in the Articles of Merger to be filed with the Secretary of State of Nevada, the Company's name shall be changed to RINO International Corporation; and be it further

RESOLVED, that proper officers of the Company be, and each of them hereby is, authorized and directed in the name of and on behalf of the Company to make all such arrangements, to do and perform all such acts, to execute and deliver all such documents, and to do everything that such officer or officers may deem to be reasonable, necessary or appropriate in order to fully implement the foregoing resolutions.

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: April 28, 2008

Qiu Jianping

Zou Dejun

Zhang Weiguo

Quan Xie

Kennith Johnson

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: 4/28/2008

____
Qiu Jianping

____
Zou Dejun

____
Zhang Weiguo

____
Quan Xie

____
Kennith Johnson

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: 06/28/2008

____
Qiu Jianping

____
Zou Dejun

____
Zhang Weiguo

____
Quan Xie

____
Kennith Johnson

signature-004(2).jpg (1270x1660x24b jpeg)

This Action by Written Consent shall be filed with the minutes of meetings of the Board of Directors and shall have the same effect as the vote of the Directors. The Action by Written Consent may be executed in counterparts by each of the members of the Board of Directors. Facsimile copies can be relied upon by the Company and its counsel.

Dated: 4/28/2008

____
Qiu Jianping

____
[illegible], Dejun

____
Zhang Wenjun

____
Chen Xin

____
Kenneth Johnson

EXHIBIT A

PLAN OF MERGER

PLAN OF MERGER approved on April 28, 2008 by JADE MOUNTAIN CORPORATION ("Jade Mountain"), which is a business corporation organized under the laws of the State of Nevada, and which is subject to the provisions of Chapter 78 of the Nevada Revised Statutes, and by resolution adopted by its Board of Directors on said date.

1. China Rino, Inc. ("China Rino"), a business corporation organized under the laws of the State of Nevada, and which is subject to the provisions of Chapter 78 of the Nevada Revised Statutes, shall, pursuant to Nevada Revised Statutes 92A.180 Section 1, be merged with and into its parent company, Jade Mountain, which shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") (the "Merger") upon the effective date as designated in the Articles of Merger (the "Effective Date"), and which shall continue to exist as said Surviving Corporation under a new name "RINO INTERNATIONAL CORPORATION" pursuant to Nevada Revised Statutes ("NRS") 92A.180 Section 5. The separate existence of China Rino (sometimes hereinafter referred to as the "Terminating Corporation"), shall cease upon the Effective Date in accordance with the said provisions of Nevada Revised Statutes.

   The Articles of Incorporation of the Surviving Corporation upon the Effective Date of the Merger shall be amended to read in its entirety as follows:

   "1. Name of Corporation: RINO International Corporation"

   and the remaining articles of the Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Nevada Revised Statutes.

2. The bylaws of the Surviving Corporation as in force and effect upon the Effective Date of the Merger shall continue to be the bylaws of said Surviving Corporation and shall continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The directors and officers in office of the Surviving Corporation upon the Effective Date of the Merger shall continue to be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation.

4. The manner of converting the outstanding shares of the capital stock of the Terminating Corporation into the shares of the Surviving Corporation shall be that each share of common stock of the Terminating Corporation, which is held by the Surviving Corporation, and all rights in respect thereto, shall forthwith cancelled. Each share of common stock of the Surviving Corporation, which shall be issued and outstanding on the Effective Date, shall remain as they are prior to the Effective Date.

5. The Terminating Corporation and the Surviving Corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the Nevada Revised Statutes, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

6. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the Merger herein provided for.

EXHIBIT B

ARTICLES OF MERGER

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0677562006-3
[signature]	Filing Number 20070655690-70
Secretary of State	Filed On 09/26/2007
State Of Nevada	Number of Pages 1

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Jade Mountain Corporation

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

100,000,000 shares of common stock, par value $0.0001 per share; 50,000,000 shares of preferred stock, par value $0.0001 per share.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

10,000,000,000 shares of common stock, par value $0.0001 per share; 50,000,000 shares of preferred stock, par value $0.0001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

100 shares of common stock, par value $0.0001 per share, to be issued for each issued share of such common stock.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

none

7. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] President

Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0677562006-3
[signature]	Filing Number 20070008834-02
Secretary of State	Filed On 01/05/2007
State Of Nevada	Number of Pages 8

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

Applied Biometrics, Inc.
Name of merging entity

Minnesota
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Jade Mountain Corporation
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

[X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Applied Biometrics, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Jade Mountain Corporation
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Applied Biometrics, Inc
Name of merging entity

[signature] | President | 12/27/06
Signature | **Title** | **Date**

Name of merging entity

Signature | **Title** | **Date**

Name of merging entity

Signature | **Title** | **Date**

Name of merging entity

Signature | **Title** | **Date**

Jade Mountain Corporation
Name of surviving entity

[signature] | President | 12/27/06
Signature | **Title** | **Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PLAN OF MERGER approved on September 28, 2006 by **APPLIED BIOMETRICS, INC.**, which is a corporation for profit organized under the laws of the State of Minnesota, and which is subject to the provisions of the Minnesota Business Corporation Act, and by resolution adopted by the affirmative vote of at least a majority of its Board of Directors on said date, and approved on September 28, 2006 by **JADE MOUNTAIN CORPORATION**, which is a corporation for profit organized under the laws of the State of Nevada, and by resolution adopted by its Board of Directors on said date.

1. **APPLIED BIOMETRICS, INC.** and **JADE MOUNTAIN CORPORATION** shall, pursuant to the provisions of the Minnesota Business Corporation Act and the provisions of the Nevada Revised Statutes, be merged with and into a single corporation, to wit, **JADE MOUNTAIN CORPORATION**, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Nevada Revised Statutes. The separate existence of **APPLIED BIOMETRICS, INC.**, which is sometimes hereinafter referred to as the "merged corporation", shall cease upon the effective date of the merger in accordance with the provisions of the Minnesota Business Corporation Act.

2. The Articles of Incorporation of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the Articles of Incorporation of said surviving corporation, and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the .

3. The bylaws of the surviving corporation as in force and effect upon the effective date of the merger in the jurisdiction of its organization shall continue to be the bylaws of said surviving corporation and shall continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall continue to be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5. Each issued share of the merged corporation shall, upon the effective date of the merger, be converted into one (1) share of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6. In the event that the merger of the merged corporation with and into the surviving corporation shall have been fully authorized in accordance with the provisions of the Minnesota Business Corporation Act and in accordance with the provisions of the Nevada Revised Statutes, the merged corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Minnesota and of the State of Nevada, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

7. The Board of Directors and the proper officers of the merged corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the Office of	Business Number E0677562006-3
Dean Heller	Filing Number 20060586300-70
Secretary of State	Filed On 09/12/2006
State Of Nevada	Number of Pages 2

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	Jade Mountain Corporation
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	United Corporate Services, Inc. Name 202 South Minnesota Street — Carson City — Nevada 89703 Street Address — City — Zip Code Optional Mailing Address — City — State Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 150,000,000 (see rider) Par value: $ .0001 Number of shares without par value:
4. **Names & Addresses of Board of Directors/Trustees:** (attach additional page if there is more than 3 directors/trustees)	1. Glenn A. Little Name 211 West Wall Street — Midland — TX 79701 Street Address — City — State Zip Code 2. Name Street Address — City — State Zip Code 3. Name Street Address — City — State Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be:
6. **Names, Address and Signature of Incorporator.** (attach additional page if there is more than 1 incorporator)	Michael A. Barr Name — Signature 10 Bank Street, Suite 560 — White Plains — NY 10606 Address — City — State Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. V.P. Authorized Signature of R. A. or On Behalf of R. A. Company — September 12, 2006. Date

This form must be accompanied by appropriate fees.

Rider to Articles of Incorporation of **Jade Mountain Corporation**

3. The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	100,000,000	$.0001
Preferred	50,000,000	$.0001

The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

The Preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as adopted by the Board of Directors; the Board of Directors is expressly authorized to fix the number of shares of each series, the annual rate or rates of dividends for the particular series, the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights, the rights, if any, of the particular series to participate in distributions or payments upon liquidation, dissolution or winding up of the corporation, and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.